Note 6	6 Months Ended
Jun. 30, 2023
Risk Management [Abstract]
Disclosure of risk management [Text Block]	Risk managementThe principles and risk management policies, as well as tools and procedures established and implemented in the Group as of June 30, 2023 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2022.Risk factors
The BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.
The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.
Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.
As part of this process, a forward projection of the Risk Appetite Framework (hereinafter, "RAF") variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, measures are taken to seek to keep the variables within the target risk profile.
In this context, there are a number of emerging risks that could affect the evolution of the Group’s business, including the below and those mentioned in Note 7.1 to the consolidated financial statements of the Group for the year ended December 31, 2022:
Macroeconomic and geopolitical risks
The Group is sensitive to the deterioration of economic conditions or the alteration of the institutional environment of the countries in which it operates, and especially Spain, Mexico and Turkey. Additionally, the Group is exposed to sovereign debt, especially in these geographical areas.
The global economy is currently facing a number of extraordinary challenges. The war in Ukraine and the sanctions from and against Russia have led to significant disruption, instability and volatility in global markets, as well as higher inflation and lower economic growth. The economic effects are being felt mainly through higher commodity prices, mainly of energy commodities, despite the moderation observed in the last months. While the Group’s direct exposure to Ukraine and Russia is limited, the war could adversely affect the Group’s business, financial condition and results of operations.
Geopolitical and economic risks have also increased lately as a result of trade tensions between the United States and China, Brexit, and the rise of populism, among other factors. Growing tensions may lead, among other things, to a deglobalization of the world economy, an increase in protectionism, a general reduction of international trade in goods and services and a reduction in the integration of financial markets, any of which could materially and adversely affect the Group’s business, financial condition and results of operations.
Moreover, the world economy could be vulnerable to other factors such as the aggressive interest rate hikes by central banks due to the high inflationary pressures, which could cause a significant growth slowdown - and, even, a sharp economic recession - as well as episodes of financial stress, such as that recently observed in the banking sector.
The central banks of many developed and emerging economies have significantly increased policy rates over the last year and monetary conditions are likely to remain restrictive for a relatively long period of time. The US Federal Reserve (FED) and the European Central Bank (the ECB) have increased their policy interest rates in an aggressive way. Although uncertainty is high, policy rates (refinancing rates in the case of the ECB) may remain high, around 5.50% in the United States and 4.50% in the Eurozone for a relatively long period of time. Furthermore, the reduction of central bank balance sheets in both regions as well as the recent turmoil in the banking sector are expected to contribute to the monetary tightening process.
The Group’s results of operations have been affected by the increases in interest rates adopted by central banks in an attempt to tame inflation, contributing to the rise in both interest revenue and interest expenses. In addition, increases in interest rates could adversely affect the Group by reducing the demand for credit, limiting its ability to generate credit for its clients and leading to an increase in the default rate of borrowers and other counterparties.
The Group is exposed, among others, to the following general risks with respect to the economic and institutional environment in the countries in which it operates: a deterioration in economic activity in the countries in which it operates, including recession scenarios; more persistent inflationary pressures, which could trigger a more severe tightening of monetary conditions; stagflation due to more intense or prolonged supply crises; changes in exchange rates; an unfavorable evolution of the real estate market; very high oil and gas prices, which could have a negative impact on disposable income levels in areas that are net energy importers, such as Spain or Turkey, to which the Group is particularly exposed; changes in the institutional environment of the countries in which the Group operates, which could give rise to sudden and sharp drops in GDP and/or changes in regulatory or government policy, including in terms of exchange controls and restrictions on the distribution of dividends or the imposition of new taxes or charges; growth in the public debt or in the external deficit could lead to a downward revision of the credit ratings of the sovereign debt and even a possible default or restructuring of such debt; and episodes of volatility in the financial markets, which could cause significant losses for the Group. In particular, in Argentina, overall macroeconomic conditions have continued to deteriorate, increasing the risk of economic and financial turbulence before the presidential elections scheduled for the last quarter of the year. Further, political uncertainty in Spain, where the recent general elections revealed a fragmented political landscape, could have a potential impact on Spain’s economy.
Any of these factors may have a significant adverse impact on the Group’s business, financial condition and results of operations.
–Risks relating to the political, economic and social conditions in Turkey
In May 2022, the Group increased its shareholding stake in Garanti BBVA (Turkey) from 49.85% to 85.97% following the completion of a voluntary takeover bid (see Note 3).
There are incipient signs of changes in the economic policy, in general, and monetary policy, in particular, since the general elections held in May 2023, which point to a gradual correction of the current macroeconomic distortions, especially the high external financing needs. Nonetheless, the situation remains unstable, characterized by a strong depreciation of the Turkish lira, high inflation, a significant trade deficit, depletion of the central bank’s foreign reserves and high external financing costs. The recent earthquakes of February 2023 have deepened Turkey's economic struggles. In addition to the vast human losses, the earthquakes and the government response thereto have pressured the inflation as well as the external and tax balances. Continuing unfavorable economic conditions in Turkey may result in a potential deterioration in the purchasing power and creditworthiness of our clients (both individual and corporate). In addition, the low interest rates set by the Turkish central bank in a context of high inflation (despite the recent increase of rates), the policies affecting the banking sector and currency depreciation have affected and may continue to affect the Group’s results.
Additionally, certain geopolitical factors, such as the war in Ukraine and other regional conflicts, and internal political developments, generate uncertainty about the evolution of the economy and could trigger scenarios of greater instability.
There can be no assurance that these and other factors will not have an impact on Turkey and will not cause further deterioration of the Turkish economy, which may have a material adverse effect on the Turkish banking sector and the Group’s business, financial condition and results of operations in Turkey.Regulatory and reputational risks
Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. Regulatory activity in recent years has affected multiple areas, including changes in accounting standards; strict regulation of capital, liquidity and remuneration; bank charges (such as the new tax for banks recently implemented in Spain, see Note 36) and taxes on financial transactions; regulations affecting mortgages, banking products and consumers and users; recovery and resolution measures; stress tests; prevention of money laundering and terrorist financing; market abuse; conduct in the financial markets; anti-corruption; and requirements as to the periodic publication of information. Governments, regulatory authorities and other institutions continually make proposals to strengthen the resistance of financial institutions to future crises. Further, there is an increasing focus on the climate-related financial risk management capabilities of banks. Any change in the Group’s business that is necessary to comply with any particular regulations at any given time, especially in Spain, Mexico or Turkey, could lead to a considerable loss of income, limit the Group’s ability to identify business opportunities, affect the valuation of its assets, force the Group to increase its prices and, therefore, reduce the demand for its products, impose additional costs on the Group or otherwise adversely affect its business, financial condition and results of operations.
The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the Group could arise and might affect the regular course of its business.
New business and operational risks and legal risks
New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.
Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control. Any attack, failure or deficiency in the Group’s systems could, among other things, lead to the misappropriation of funds of the Group’s clients or the Group itself and the unauthorized disclosure, destruction or use of confidential information, as well as prevent the normal operation of the Group and impair its ability to provide services and carry out its internal management. In addition, any attack, failure or deficiency could result in the loss of customers and business opportunities, damage to computers and systems, violation of regulations regarding data protection and/or other regulations, exposure to litigation, fines, sanctions or interventions, loss of confidence in the Group’ s security measures, damage to its reputation, reimbursements and compensation, and additional regulatory compliance expenses and could have a significant adverse impact on the Group’ s business, financial condition and results of operations.
Legal risks: The financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are frequently party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result in sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework, in the jurisdictions in which the Group operates, is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.
In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts (with regards to matters such as credit cards and mortgage loans), have increased significantly in recent years and this trend could continue in the future. Legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.
All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.
It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations. Any of such outcomes could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.
As of June 30, 2023, the Group had €686 million in provisions for the proceedings it is facing (included in the line "Provisions for taxes and other legal contingencies" in the consolidated balance sheet) (see Note 23), of which €519 million correspond to legal contingencies and €167 million to tax related matters. However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.
As a result of the above, legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or which may otherwise affect the Group, whether individually or in the aggregate, if resolved in whole or in part adversely to the Group's interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.
Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (Cenyt). Such investigation includes the provision of services by Cenyt to the Bank. On July 29, 2019, the Bank was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could be constitutive of bribery, revelation of secrets and corruption. On February 3, 2020, the Bank was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings. Certain current and former officers and employees of the Group, as well as former directors, have also been named as investigated parties in connection with this investigation. The Bank has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts information obtained in the internal investigation hired by the entity in 2019 to contribute to the clarification of the facts. As of the date of the preparation of the Consolidated Financial Statements, no formal accusation against the Bank has been made.
This criminal judicial proceeding is in the pre-trial phase. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.
Credit riskCredit risk arises from the probability that one party to a financial instrument will fail to meet its contractual obligations for reasons of insolvency or inability to pay and cause a financial loss for the other party. The general principles governing credit risk management in the BBVA Group, as well as the credit risk management in the Group as of June 30, 2023 do not differ significantly from those included in Note 7 of the consolidated financial statements of the Group for the year ended December 31, 2022.Support measures
Since the beginning of the pandemic, the Group offered COVID-19 support measures to its customers in all the geographical areas where it operates, consisting of both deferrals on existing loans and new public-guaranteed lending. Deferral support schemes have expired in all geographical areas. The measures adopted in 2022 which remain in force in 2023, relate to new government-guaranteed loans in Spain and Peru:
Spain:
–The Official Credit Institute (ICO by its Spanish acronym) published several support programs aimed at the self-employed, small and medium-sized enterprises and companies, through which a guarantee of between 60% and 80% was granted by the ICO (RDL Mar/2020, RDL Nov/2020, RDL 5/2021 and the Code of Good Practices).
–In March, 2022, the Council of Ministers agreed to modify the Code of Good Practices to make access conditions to aid more flexible given the difficulties of clients, which are facing sharp increases in costs due to their special exposure to tensions in the prices of energy and other raw materials.
–As an additional measure of the Code of Good Practices, the Council of Ministers approved the agreement to establish the possibility of term extensions of ICO financing given to self-employed and companies, after June 30, 2022, after the expiry of the Temporary Framework of state support approved by the European Commission.
In addition, in March 2022, the Council of Ministers (RDL 6/2022) approved a line of financing with public guarantees of 70% and 80% of the principal amount for self-employed and enterprises in order to alleviate the liquidity tensions due to increases in energy prices and raw materials, available until December 2023.
Finally, on November 23, 2022, the Royal Decree-Law 19/2022, of November 22, was published. It amends the Code of Good Practices, establishes a new Code of Good Practices, regulated by Royal Decree Law 6/2012, easing the impact of interest rates hikes on mortgage loans agreements related to primary residences and provides for other structural measures aiming to ease access to lending. In November 30, 2022, the BBVA Board of Directors agreed the adherence to the new Code of Good Practices with effect from January 1, 2023. As of the date of the preparation of these consolidated financial statements herein, the number and amount of the transactions granted to clients in accordance with the new Code of Good Practices have been low.
Peru:
–There were public support programs such as Reactiva, Crecer or FAE aimed at companies and micro-enterprises providing a public guarantee ranging from 60% to 98% of the principal amount of loans, depending on the program and the type of company.
–In the framework of Emergency Order 023-2023, the Executive Power extended for three more months (until September 30, 2023) the validity and the deadline for the reprogramming of the Reactiva program, which expired in June 2023. The purpose of this measure is to help those companies that have not yet recovered from the economic lossesCredit risk exposure
In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the consolidated balance sheets as of June 30, 2023 and December 31, 2022 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to ensure compliance with payment obligations. The details are broken down by category of financial instruments:

Maximum credit risk exposure (Millions of Euros)
	Notes	June 2023	Stage 1	Stage 2	Stage 3
Financial assets held for trading		102,376
Equity instruments	9	4,247
Debt securities	9	33,999
Loans and advances	9	64,129
Non-trading financial assets mandatorily at fair value through profit or loss		8,019
Equity instruments	10	7,432
Debt securities	10	313
Loans and advances	10	274
Financial assets designated at fair value through profit or loss	11	1,004
Derivatives (trading and hedging)		60,371
Financial assets at fair value through other comprehensive income		64,115
Equity instruments	12	1,254
Debt securities		62,835	61,981	834	21
Loans and advances to credit institutions	12	26	26	—	—
Financial assets at amortized cost		450,181	403,998	32,363	13,819
Debt securities		44,868	44,539	296	33
Loans and advances to central banks		6,753	6,753	—	—
Loans and advances to credit institutions		17,611	17,574	37	—
Loans and advances to customers		380,949	335,133	32,030	13,787
Total financial assets risk		686,066
Total loan commitments and financial guarantees		210,578	201,767	7,742	1,069
Loan commitments given	30	155,009	149,846	4,999	164
Financial guarantees given	30	16,007	15,031	743	233
Other commitments given	30	39,561	36,890	1,999	672
Total maximum credit exposure		896,643

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2022	Stage 1	Stage 2	Stage 3
Financial assets held for trading		70,763
Equity instruments	9	4,404
Debt securities	9	24,367
Loans and advances	9	41,993
Non-trading financial assets mandatorily at fair value through profit or loss		6,888
Equity instruments	10	6,511
Debt securities	10	129
Loans and advances	10	247
Financial assets designated at fair value through profit or loss	11	913
Derivatives (trading and hedging)		53,101
Financial assets at fair value through other comprehensive income		65,497
Equity instruments	12	1,198
Debt securities		64,273	63,425	822	26
Loans and advances to credit institutions	12	26	26	—	—
Financial assets at amortized cost		425,803	378,407	33,873	13,523
Debt securities		36,730	36,463	237	30
Loans and advances to central banks		4,420	4,420	—	—
Loans and advances to credit institutions		16,066	15,997	69	—
Loans and advances to customers		368,588	321,528	33,568	13,493
Total financial assets risk		622,965
Total loan commitments and financial guarantees		192,568	181,427	9,993	1,147
Loan commitments given	30	136,920	130,459	6,283	177
Financial guarantees given	30	16,511	15,214	1,015	281
Other commitments given	30	39,137	35,753	2,695	689
Total maximum credit exposure		815,533
The breakdown by geographical area and stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers at amortized cost as of June 30, 2023 and December 31, 2022 is shown below:

June 2023 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain ⁽¹⁾	212,447	187,043	17,650	7,754	(4,626)	(444)	(653)	(3,529)	207,821	186,599	16,997	4,225
Mexico	86,572	78,237	6,106	2,229	(2,879)	(1,138)	(586)	(1,155)	83,693	77,099	5,520	1,074
Turkey ⁽²⁾	37,440	31,591	4,013	1,836	(1,767)	(165)	(401)	(1,201)	35,673	31,426	3,612	635
South America ⁽³⁾	43,446	37,240	4,249	1,958	(1,907)	(316)	(380)	(1,212)	41,539	36,924	3,869	746
Others	1,044	1,022	12	10	(9)	—	(1)	(8)	1,035	1,022	11	2
Total ⁽⁴⁾	380,949	335,133	32,030	13,787	(11,188)	(2,063)	(2,020)	(7,105)	369,761	333,069	30,010	6,682
Of which: individual					(1,796)	(14)	(545)	(1,238)
Of which: collective					(9,392)	(2,050)	(1,476)	(5,867)
(1) Spain includes all the countries where BBVA, S.A. operates.
(2) Turkey includes all the countries in which Garanti BBVA operates.
(3) In South America, BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of June 30, 2023, the remaining balance was €162 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

December 2022 (Millions of Euros)
		Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain ⁽¹⁾	214,066	186,977	19,621	7,468	(4,860)	(518)	(759)	(3,583)	209,206	186,459	18,862	3,885
Mexico	73,729	66,448	5,342	1,939	(2,496)	(955)	(475)	(1,066)	71,233	65,494	4,866	873
Turkey ⁽²⁾	39,547	32,755	4,436	2,356	(2,105)	(224)	(358)	(1,523)	37,443	32,531	4,078	833
South America ⁽³⁾	40,199	34,312	4,166	1,721	(1,768)	(318)	(345)	(1,105)	38,431	33,994	3,821	615
Others	1,047	1,035	3	9	(8)	—	—	(7)	1,039	1,035	3	2
Total ⁽⁴⁾	368,588	321,528	33,568	13,493	(11,237)	(2,014)	(1,938)	(7,284)	357,351	319,513	31,629	6,208
Of which: individual					(2,164)	(21)	(604)	(1,539)
Of which: collective					(9,073)	(1,994)	(1,334)	(5,745)
(1) Spain includes all the countries where BBVA, S.A. operates.
(2) Turkey includes all the countries in which Garanti BBVA operates.
(3) In South America, the BBVA Group operates in Argentina, Colombia, Peru and Uruguay.
(4) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2022, the remaining balance was €190 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.
The breakdown by counterparty and product of the maximum credit risk exposure, the accumulated allowances recorded, as well as the carrying amount by type of product, classified in different headings of the assets as of June 30, 2023 and December 31, 2022 is shown below:

June 2023 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	250	1,939	869	3,064	3,198
Credit card debt	—	1	—	3	2,025	19,418	21,447	22,807
Commercial debtors		1,046	60	620	21,111	47	22,884	23,060
Finance leases	—	243	—	13	8,524	312	9,091	9,338
Reverse repurchase loans	664	—	7,200	102	—	—	7,966	7,989
Other term loans	3,483	21,376	4,330	8,494	131,254	146,383	315,320	324,562
Advances that are not loans	2,586	1,065	6,013	3,339	1,256	341	14,600	14,659
LOANS AND ADVANCES	6,734	23,736	17,603	12,821	166,109	167,369	394,371	405,613
By secured loans
Of which: mortgage loans collateralized by immovable property		301	—	316	24,475	95,758	120,851	123,747
Of which: other collateralized loans	630	6,117	6,738	504	9,898	2,517	26,403	26,757
By purpose of the loan
Of which: credit for consumption						56,629	56,629	60,568
Of which: lending for house purchase						96,389	96,389	97,853
By subordination
Of which: project finance loans					7,607		7,607	8,215

December 2022 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
On demand and short notice	—	6	—	352	2,810	933	4,101	4,266
Credit card debt	—	1	—	3	2,029	16,865	18,898	19,985
Commercial debtors		1,021	24	370	24,510	85	26,011	26,254
Finance leases	—	195	—	13	8,040	322	8,571	8,857
Reverse repurchase loans	302	—	5,251	102	—	—	5,655	5,674
Other term loans	3,802	19,438	4,009	7,995	126,949	139,925	302,118	311,553
Advances that are not loans	296	232	6,772	3,930	1,256	217	12,702	12,758
LOANS AND ADVANCES	4,401	20,892	16,057	12,765	165,593	158,348	378,056	389,347
By secured loans
Of which: mortgage loans collateralized by immovable property		297	—	337	23,970	95,056	119,659	122,719
Of which: other collateralized loans	498	5,382	5,073	548	6,635	2,209	20,345	20,675
By purpose of the loan
Of which: credit for consumption						51,344	51,344	54,718
Of which: lending for house purchase						95,249	95,249	96,716
By subordination
Of which: project finance loans					7,942		7,942	8,530
The value of guarantees received as of June 30, 2023 and December 31, 2022, is as follows:

Guarantees received (Millions of Euros)
	June 2023	December 2022
Value of collateral	131,494	125,963
Of which: guarantees normal risks under special monitoring	12,138	12,826
Of which: guarantees impaired risks	3,696	3,440
Value of other guarantees	52,586	40,050
Of which: guarantees normal risks under special monitoring	4,683	4,963
Of which: guarantees impaired risks	1,086	984
Total value of guarantees received	184,081	166,013
Impaired secured loans
The breakdown of loans and advances, within the heading “Financial assets at amortized cost”, including their gross carrying amount, impaired loans and advances, and accumulated impairment, by counterparties as of June 30, 2023 and December 31, 2022, is as follows:

June 2023 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	6,753	—	(19)	—%
General governments	23,760	31	(25)	0.1%
Credit institutions	17,611	—	(34)	—%
Other financial corporations	12,851	14	(30)	0.1%
Non-financial corporations	170,722	5,679	(4,783)	3.3%
Households	173,615	8,063	(6,350)	4.6%
LOANS AND ADVANCES	405,313	13,787	(11,241)	3.4%

December 2022 (Millions of Euros)
	Gross carrying amount	Impaired loans and advances	Accumulated impairment	Impaired loans and advances as a % of the total
Central banks	4,420	—	(19)	—%
General governments	20,922	38	(30)	0.2%
Credit institutions	16,066	—	(35)	—%
Other financial corporations	12,802	17	(37)	0.1%
Non-financial corporations	170,929	6,340	(5,495)	3.7%
Households	163,936	7,098	(5,675)	4.3%
LOANS AND ADVANCES	389,073	13,493	(11,291)	3.5%
The changes during the six months ended June 30, 2023, and the year ended December 31, 2022 of impaired financial assets (financial assets and guarantees given) are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	June 2023	December 2022
Balance at the beginning	14,521	15,467
Additions	5,132	8,084
Decreases ⁽¹⁾	(2,886)	(5,742)
Net additions	2,247	2,342
Amounts written-off	(1,958)	(2,771)
Exchange differences and other	(64)	(517)
Balance at the end	14,746	14,521
(1) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of monetary recoveries as well as mortgage foreclosures and real estate assets received in lieu of payment.
Measurement of Expected Credit Loss (ECL)
As of June 30, 2023, the models for calculating expected losses used by the Group to prepare the attached Consolidated Financial Statements do not differ significantly from those detailed in Note 7 to the consolidated financial statements of the Group for the year ended December 31, 2022, except for the application of the new scenarios derived from the macroeconomic and geopolitical situation in the first half of 2023.
BBVA Research forecasts a maximum of five years for the macroeconomic variables. The following estimates for the next five years of the Gross Domestic Product (GDP) growth, of the unemployment rate and of the House Price Index (HPI), for the most relevant countries where it represents a significant factor, are determined by BBVA Research and have been used at the time of the calculation of the ECL as of June 30, 2023:

Positive scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	3.04%	11.03%	(0.77)%	3.28%	2.77%	6.27%	8.42%	8.89%
2024	2.59%	10.12%	1.00%	2.40%	3.53%	6.13%	4.37%	9.74%
2025	2.94%	8.86%	2.21%	2.37%	3.40%	4.14%	3.91%	10.94%
2026	2.84%	7.63%	2.21%	2.17%	3.47%	1.55%	3.82%	11.27%
2027	2.52%	6.75%	2.27%	2.05%	3.54%	0.88%	3.75%	11.30%
2028	2.24%	6.09%	1.93%	1.98%	3.41%	1.92%	3.66%	11.32%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	4.22%	6.94%	1.30%	7.43%	2.55%	10.57%
2024	4.44%	6.54%	0.90%	9.43%	2.36%	11.10%
2025	2.64%	6.48%	2.69%	9.41%	2.34%	11.29%
2026	2.20%	6.49%	2.60%	8.43%	2.96%	11.24%
2027	2.35%	6.42%	2.64%	7.22%	3.16%	10.67%
2028	2.29%	6.42%	3.13%	6.11%	3.40%	10.52%

Estimate of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	2.42%	12.23%	(2.17)%	2.42%	2.88%	6.33%	4.50%	10.10%
2024	2.11%	11.73%	(0.61)%	1.76%	3.72%	6.01%	2.05%	11.13%
2025	2.86%	10.48%	1.67%	2.27%	3.56%	4.04%	3.75%	11.55%
2026	2.83%	9.20%	1.79%	2.14%	3.61%	1.59%	3.70%	11.50%
2027	2.52%	8.13%	1.82%	2.04%	3.67%	0.86%	3.62%	11.50%
2028	2.24%	7.33%	1.47%	1.96%	3.53%	1.90%	3.54%	11.50%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	1.58%	7.08%	(3.50)%	8.28%	1.16%	10.76%
2024	2.65%	6.78%	(2.00)%	10.48%	1.48%	11.39%
2025	2.49%	6.70%	2.50%	10.15%	2.35%	11.58%
2026	2.20%	6.68%	2.50%	8.95%	2.96%	11.53%
2027	2.35%	6.60%	2.50%	7.70%	3.16%	10.92%
2028	2.29%	6.60%	3.00%	6.60%	3.39%	10.58%

Negative scenario of GDP, unemployment rate and HPI for the main geographical areas
	Spain			Mexico			Turkey
Date	GDP	Unemployment	HPI	GDP	Unemployment	HPI	GDP	Unemployment
2023	1.82%	13.39%	(3.59)%	1.59%	3.01%	6.33%	0.51%	11.29%
2024	1.65%	13.28%	(2.02)%	1.11%	3.91%	5.80%	(0.58)%	12.57%
2025	2.77%	12.05%	1.08%	2.18%	3.72%	3.85%	3.62%	12.20%
2026	2.80%	10.77%	1.14%	2.09%	3.75%	1.51%	3.61%	11.73%
2027	2.48%	9.79%	1.06%	1.99%	3.80%	0.85%	3.55%	11.67%
2028	2.21%	8.83%	0.72%	1.92%	3.67%	1.90%	3.47%	11.66%

	Peru		Argentina		Colombia
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2023	(1.06)%	7.22%	(8.25)%	9.09%	(0.24)%	10.96%
2024	0.86%	7.02%	(5.28)%	11.49%	0.56%	11.67%
2025	2.35%	6.93%	2.29%	10.88%	2.35%	11.85%
2026	2.20%	6.89%	2.37%	9.45%	2.96%	11.80%
2027	2.35%	6.80%	2.34%	8.17%	3.16%	11.21%
2028	2.29%	6.80%	2.85%	7.09%	3.39%	10.65%
Sensitivity to macroeconomic scenarios
A sensitivity exercise has been carried out on the expected losses due to variations in the key hypotheses as they are the ones that introduce the greatest uncertainty in estimating such losses. As a first step, GDP and the House Price Index have been identified as the most relevant variables. These variables have been subjected to shocks of +/- 100 bps in their entire window with impact of the macro models. Independent sensitivities have been assessed, under the assumption of assigning a 100% probability to each determined scenario with these independent shocks.
Variation in expected loss is determined both by re-staging (that is: in worse scenarios due to the recognition of lifetime credit losses for additional operations that are transferred to stage 2 from stage 1 where 12 months of losses are valued; or vice versa in improvement scenarios) as well as variations in the collective risk parameters (PD and LGD) of each financial instrument due to the changes defined in the macroeconomic forecasts of the scenario. The variation in the expected loss for the Group and the main portfolios and geographical areas is shown below:

Expected loss variation as of June 2023 ⁽¹⁾
	BBVA Group				Spain			Mexico			Turkey
GDP	Total Portfolio	Retail	Companies	Debt securities	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail	Total Portfolio	Companies	Retail
-100 bps	238	165	66	5	118	56	60	79	3	74	23	7	15
+100 bps	(206)	(147)	(51)	(5)	(92)	(41)	(49)	(75)	(3)	(70)	(20)	(7)	(12)
Housing price
-100 bps						1	26			3
+100 bps						(1)	(25)			(3)
(1) Last available data as of May 31, 2023.
Additional adjustments to expected losses measurement
To estimate expected losses, what is described in Note 7 of the 2022 consolidated financial statements on individual and collective estimates of expected losses must be taken into account, as well as macroeconomic estimates.
The Group periodically reviews its individual estimates and its models for the collective estimate of expected losses as well as the effect of macroeconomic scenarios on them. In addition, the Group may supplement the expected losses to account for the effects that may not be included, either by considering additional risk factors, or by the incorporation of sectorial particularities or particularities that may affect a set of operations or borrowers, following a formal internal approval process established for this purpose.
Thus, in Spain, during 2021 and 2022, the Loss Given Default (LGD) of certain specific operations considered unlikely to pay was reviewed upwards, with a remaining adjustment as of June 30, 2023 of €388 million, without significant variation since the end of the year 2022. In addition, due to the earthquakes that affected an area in the south of Turkey, during the month of February 2023 the classification of the credit exposure recorded in the five most affected cities was reviewed, which led to its reclassification to Stage 2. As of June 30, 2023 the amounts recorded in Stage 2 were €472 million on-balance sheet and €478 million off-balance sheet, with allowances for losses of approximately €56 million at contract level.
On the other hand, the complementary adjustments pending allocation to specific operations or customers that are in force as of June 30, 2023 total €158 million, of which €60 million correspond to BBVA, S.A., €85 million to Mexico, €2 million to Peru, €8 million to Colombia and €2 million to Chile. Compared to December 31, 2022, the complementary adjustments pending allocation to specific operations or customers totaled €302 million, of which €170 million correspond to BBVA, S.A., €92 million to Mexico, €25 million to Peru, €11 million to Colombia and €5 million to Chile.
Loss allowances
Below are the changes in the six months ended June 30, 2023, and the year ended December 31, 2022 in the loss allowances recognized on the condensed consolidated balance sheets to cover the estimated impairment or reversal of impairment on loans and advances of financial assets at amortized cost:

Changes in loss allowances of loans and advances at amortized cost (Millions of Euros)
	June 2023	December 2022
Balance at the beginning of the period	(11,291)	(11,142)
Increase in loss allowances charged to income	(4,681)	(8,288)
Stage 1	(833)	(1,556)
Stage 2	(1,080)	(1,443)
Stage 3	(2,768)	(5,289)
Decrease in loss allowances charged to income	2,795	4,891
Stage 1	730	1,342
Stage 2	747	1,213
Stage 3	1,319	2,336
Transfer to written-off loans, exchange differences and other	1,935	3,248
Closing balance	(11,241)	(11,291)
Liquidity and funding risk
Liquidity and funding management at BBVA aims to finance the recurring growth of the banking business at suitable maturities and costs using a wide range of instruments that provide access to a large number of alternative sources of financing. BBVA's business model, risk appetite framework and funding strategy are designed to reach a solid funding structure based on stable customer deposits, mainly retail (granular). As a result of this model, deposits have a high degree of assurance in each geographical area, close to 60% in Spain and Mexico. In this regard, it is important to note that, given the nature of BBVA's business, lending is mainly financed through stable customer funds.
One of the key elements in the BBVA Group's liquidity and funding management is the maintenance of large high-quality liquidity buffers in all geographical areas. In this respect, the Group has maintained during the last 12 months an average volume of high quality liquid assets (HQLA) of €138.1 billion, of which 96% corresponds to maximum quality assets (level 1 in the liquidity coverage ratio, LCR).
Due to its subsidiary-based management model, BBVA is one of the few major European banks that follows the Multiple Point of Entry (MPE) resolution strategy: the parent company sets the liquidity policies, but the subsidiaries are self-sufficient and responsible for managing their own liquidity and funding (taking deposits or accessing the market with their own rating). This strategy limits the spread of a liquidity crisis among the Group's different areas so that the cost of liquidity and financing is correctly reflected in the price formation process.
The BBVA Group maintains a stable liquidity position in every geographical area in which it operates, with ratios well above the minimum required:
–LCR requires banks to maintain a volume of high-quality liquid assets sufficient to withstand liquidity stress for 30 days. BBVA Group's consolidated LCR remained comfortably above 100% during 2022 and stood at 148% as of June 30, 2023. It should be noted that, given the MPE nature of BBVA, this ratio limits the numerator of the LCR for subsidiaries other than BBVA S.A. to 100% of its net outflows. Therefore, the resulting ratio is below that of the individual units (the LCR of the main components reaches 174% in BBVA, S.A., 180% in Mexico and 228% in Turkey). If this restriction was eliminated, the Group's LCR ratio would reach 189%.
–The net stable funding ratio (NSFR), defined as the ratio between the amount of stable funding available and the amount of stable funding required, demands banks to maintain a stable funding profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. The BBVA Group's NSFR ratio, is calculated based on the criteria established in the Regulation (UE) 2019/876 of the European Parliament and of the Council of May 20, 2019, with entry into force in June 2021. The BBVA Group's NSFR ratio stood at 132% as of June 30, 2023.
The main wholesale financing operations carried out by Group entities are detailed below.
Those carried out by BBVA, S.A. during the first half of 2023 are:

Type of issue	Date of issue	Nominal (millions)	Currency	Coupon	Early redemption	Maturity date
Senior non-preferred	Jan-23	1,000	EUR	4.625%	Jan-30	Jan-31
Covered bonds	Jan-23	1,500	EUR	3.125%	—	Jul-27
Senior preferred	May-23	1,000	EUR	4.125%	May-25	May-26
Tier 2	Jun-23	750	EUR	Midswap + 280 basis points	Jun-Sep 28	Sep-33
AT1	Jun-23	1,000	EUR	8.375%	Dec-28	Perpetual
Additionally, in June 2023 BBVA, S.A. completed a securitization of a portfolio of car loans for an amount of €800 million.
BBVA Mexico, for its part, carried out two senior issues in the first quarter of the year and a subordinated issue in the second quarter. The first of the senior issues consists of a green bond for 8,689 million Mexican pesos (approximately €468 million) with a maturity of 4 years, using the TIIE (Balanced Interbank Interest Rate used in Mexico) rate as benchmark, at one day +32 basis points; and the second one involved the issue of a senior bond for 6,131 million Mexican pesos (approximately €330 million) at a fixed rate of 9.54% and a term of 7 years. Regarding the subordinated issue carried out in June, it was a USD 1 billion Tier 2 issue for a term of 15 years with an early redemption option after 10 years and at a fixed rate of 8.45%. The main objective of this issue is to improve the loss-absorbing capital buffer to comply with TLAC (Total Loss-Absorbing Capacity) requirements, with full implementation in Mexico in 2025.
BBVA Colombia together with the International Finance Corporation (IFC) announced the launch of the first blue bond in the country of USD 50 million.
In Turkey, Garanti BBVA renewed in June a syndicated loan associated with environmental, social and corporate governance (ESG) criteria, consisting of two separate tranches of $199 million and €218.5 million, both maturing in one year.
IBOR
The transition from IBOR to Risk Free Rate (hereinafter "RFR") has been considered a complex initiative, which affects the BBVA Group in different geographical areas and business lines, as well as a multitude of products, systems and processes. The main risks to which the Group is exposed due to the transition are: (1) risk of litigation related to the products and services offered by the Group; (2) legal risks derived from changes in the documentation required for existing operations; (3) financial and accounting risks, derived from market risk models and from the valuation, hedging, cancellation and recognition of financial instruments associated with reference indices; (4) price risk, derived from how changes in the indices could impact the price determination mechanisms of certain instruments; (5) operational risks, as the reform may require changes to the Group's IT systems, business reporting infrastructure, operational processes and controls, and (6) conduct risks arising from the potential impact of customer communications during the transition period, which could lead to customer complaints, regulatory sanctions or reputational impact.
Thus, the Group established a transition project, provided with a robust governance structure, taking into account the different transition approaches and deadlines to the new RFR when evaluating the various risks associated with the transition, as well as defining the lines of action in order to mitigate them.
BBVA has actively collaborated in the IBOR transition, both for its support and participation in the sectorial working groups and for its commitment to remediate the contracts with its counterparties. In this sense, BBVA has carried out a process of communication and contact with the counterparties to modify the terms of the contractual relations in such a way that such agreements have been modified using different mechanisms: through the inclusion of addenda to the contracts, by the adherence to industry standard protocols, the transition of operations by clearing house, the cancellation of contracts and subscription of new ones, or by the transition through other legislative mechanisms. This process has been managed through the monitoring mechanisms and indicators that have been developed by the working groups within the Group
In relation to the indices affected by the reform, the transition of the EONIA indices and LIBOR GBP, CHF, JPY and EUR has already been completed satisfactorily in the BBVA Group. In the case of the EURIBOR, the European authorities have promoted modifications in its methodology so that it meets the requirements of the European Regulation of Reference Indices, for which reason the cessation of this rate is not foreseen at the moment. Regarding USD LIBOR, the only rate to which BBVA has exposure as of June 30, 2023, BBVA is actively working to modify all its contracts referenced to this rate to the corresponding RFR (SOFR, Secured Overnight Financing Rate). The Financial Conduct Authority (FCA) has announced its decision to publish USD LIBOR under a "synthetic" methodology not representative for the 1, 3 and 6 months tenors until September 30, 2024.
The BBVA Group's exposure to financial assets and liabilities maturing after June 30, 2023 in the case of loans and advances was €10,567 million, of asset and liabilities debt instruments €166 million and €1,841 million, respectively, deposits €46 million, and in the case of derivatives (notional value) €8,635 million.
Cleared derivatives have transitioned via CCP conversion processes and the majority of derivatives adhered to ISDA protocol have been amended to include the relevant fallback. Regarding loan instruments, most contracts are covered by hardwired fallbacks that cover the USD LIBOR cessation by defining an alternative reference rate, which will be triggered post June 30, 2023. Contracts without hardwired fallbacks will temporarily use Synthetic USD LIBOR, while available, in their first reset after June 30, 2023.